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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): July 31, 2002

                        Commission File Number: 333-82617

 Michigan               Venture Holdings Company LLC            38-3470015

 Michigan               Vemco, Inc.                             38-2737797

 Michigan               Venture Industries Corporation          38-2034680

 Michigan               Venture Mold & Engineering Corporation  38-2556799

 Michigan               Venture Leasing Company                 38-2777356

 Michigan               Vemco Leasing, Inc.                     38-2777324

 Michigan               Venture Holdings Corporation            38-2793543

 Michigan               Venture Service Company                 38-3024165

 Michigan               Experience Management, LLC              38-3382308

 Michigan               Venture Europe, Inc.                    38-3464213

 Michigan               Venture EU Corporation                  38-3470019

 (State or other        (Exact name of registrant as            (I.R.S. Employer
 jurisdiction of        specified in its charter)               Identification
 incorporation or                                               Number)
 organization)

                  33662 James J. Pompo, Fraser, Michigan 48026
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (586) 294-1500

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

         A one-hour telephone conference call to discuss certain current issues that have been presented to Venture Holdings Company LLC and its subsidiaries ("Venture") will be held on:

         Date:                              Friday, August 2, 2002

         Time:                              10:00 a.m. Eastern

         Toll-free call-in number:          Domestic: 877-679-9045

                                            International: 952-556-2802

         Participating in the call on behalf of Venture will be James E. Butler, Executive Vice President.

         Venture will endeavor to answer as many questions as possible during the conference call, however, Venture requests that participants submit their questions prior to the conference call, via e-mail to pressquestions@ventureindustries.com, in order to allow more participants to ask questions and to permit Venture to provide as much information as possible during the call. Venture requests that each participant ask only one question at a time to allow as many participants as possible to participate. While Venture will attempt to answer as many questions as possible, not all questions can be answered.

         There will not be any replay of the conference call available following the call.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VENTURE HOLDINGS COMPANY LLC
                                        VEMCO, INC.
                                        VENTURE INDUSTRIES CORPORATION
                                        VENTURE MOLD & ENGINEERING CORPORATION
                                        VENTURE LEASING COMPANY
                                        VEMCO LEASING, INC.
                                        VENTURE HOLDINGS CORPORATION
                                        VENTURE SERVICE COMPANY
                                        EXPERIENCE MANAGEMENT LLC
                                        VENTURE EUROPE, INC.
                                        VENTURE EU CORPORATION


Date: July 31, 2002                     By: /s/ James E. Butler
                                            --------------------------------
                                            James E. Butler
                                            Executive Vice President



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